                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 24, 2006

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:
                                Roger Linn, Esq.
                       WEINTRAUB GENSHLEA CHEDIAK SPROUL
                           400 Capitol Mall, 11th Floor
                              Sacramento, CA 95814

                                  (916) 558-6064
                                  (916) 446-1611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01 Other information

2-Track Ltd., a U.K ("2-Track") susidiary of 2-Track Global Inc., had signed a purchase order with Track Tag Nigeria for the supply of iTrac product
(vehicle tracking and security) for installation with the Abuja Leasing
Company's fleet of vehicles.

Under the terms of the arrangement, 2-Track will supply 500 units to Track Tag who will undertake the installations and support contract.  In addition, 2-Track has also executed contracts for the supply of PDA based software and control centre software as well as securing contract provision for servers into Nigeria.

Exhibit
Number 99.7                                   Description
--------------------------------------------------------------------------------

99.7  Press Release - the execution of a contract for the sale of iTrac units for Track Tag Nigeria Limited

      NEW YORK -- BUSINESS WIRE (April 24, 2006)  2-Track Global Inc (TOTG)
today announced that its UK subsidiary 2-Track Limited had signed a purchase order with Track Tag Nigeria for the supply of 500 units of its iTrac product
(vehicle tracking and security) for installation with the Abuja Leasing
Company's fleet of vehicles.

Under the terms of the arrangement, 2-Track will supply the units to Track Tag who will undertake the installations and support contract.  In addition,
2-Track has also executed contracts for the supply of PDA based software and control centre software as well as securing contract provision for servers into Nigeria.

Mike Jung, President of 2-Track Global Inc, commented "We now have a very trong relationship in Nigeria with our distributors and I would suggest that we are now the market leader in the territory for the supply of vehicle tracking and security products.  This order cements that position and our product, presence and people's knowledge of our products grows on a daily basis.  I am also pleased that this new contract also enables the company to provide additional services for software development and provision of hardware.  This contract shows that the revenue generation of the company is not limited to the supply of products but also to the integration, installation, development of bespoke software to meet clients' requirements which in turn bring shareholder value".

Mr Eyitayo Lakanu, administration manager of Track Tag Nigeria, commented
"The distribution arrangement we have consummated with 2-Track has been an undoubted success. The 2-Track system has enormous functionality but is also extremely user friendly which in turn makes our job of distributing the product much easier.  It has had notable successes in apprehending criminals and assisting in the recovery of stolen vehicles.  We will continue to work with 2-Track to increase distribution of their products, not only in Nigeria but elsewhere in Western Africa".

2-Track Global Inc (TOTG) is a technology development and marketing company which owns, operates and licences proprietary telematics solutions combining hardware and software applications run over wireless or satellite networks to deliver remote security management of marine and cargo fleets (including consumer solutions aimed at the leisure, marine and domestic security markets)
and commercial vehicle plant and machinery management and security.  The company has communications architecture technology which provides global logistics solutions for the remote monitoring of freight containers over multiple transport mores.

Contact:
2-Track Global Inc
Jay Shin,
+44 20 7644 0472
http://www.2-trackglobal.com

                                       1

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: April 24, 2006                         By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer